1
PLEDGE AND CESSION IN SECURITY AGREEMENT
between
LESAKA TECHNOLOGIES, INC.
(as Cedent)
and
LESAKA APPLIED TECHNOLOGIES PROPRIETARY

LIMITED
( as obligors' agent

and
Term/RCF

Borrower)
and
BOWWOOD AND MAIN NO 408 (RF) PROPRIETARY

LIMITED
(as Debt Guarantor)
and

FIRSTRAND BANK LIMITED

(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as Facility Agent)
Exhibit 10.50

i
TABLE

OF CONTENTS
1
PARTIES

................................

................................

................................

...................... 1
2
INTERPRETATION

................................

................................

................................

.....

1
3
BACKGROUND

................................

................................

................................

........... 5
4
PLEDGE AND CESSION IN SECURITY

................................

................................

...... 5
5
DURATION

................................

................................

................................

.................. 6
6
REPRESENTATIONS

................................

................................

................................

...

7
7
UNDERTAKINGS BY THE CEDENT

................................

................................

......... 10
8
PERFECTION AND DELIVERY OF DOCUMENTS
................................

................... 12
9
CONSENT AND ACKNOWLEDGEMENT OF SECURITY

................................

........ 13
10
RIGHTS OF THE CEDENT BEFORE AN EVENT OF DEFAULT

.............................. 14
11
ENFORCEMENT

................................

................................

................................

....... 15
12
APPROPRIATION OF PROCEEDS

................................

................................

............ 18
13
POWER OF ATTORNEY

................................

................................

........................... 19
14
ADDITIONAL RIGHTS

................................

................................

.............................. 19
15
CEDENT BOUND NOTWITHSTANDING CERTAIN

CIRCUMSTANCES

................. 20
16
KEEPING, INSPECTION AND DELIVERY OF RECORDS

................................

....... 20
17
EXEMPTION FROM LIABILITY

................................

................................

.............. 21
18
CHANGES TO THE PARTIES

................................

................................

................... 21
19
NOTICES

................................

................................

................................

................... 22
20
GENERAL

................................

................................

................................

.................. 22
21
GOVERNING LAW

................................

................................

................................

.... 26
22
JURISDICTION

................................

................................

................................

.......... 26
ANNEXURES
ANNEXURE
A
- FORM OF RESOLUTION
ANNEXURE B
- NOTICE TO BANK

1

PARTIES

1.1
The Parties to this Agreement are -

1.1.1
Lesaka Technologies, Inc. (as Cedent);

1.1.2
Lesaka

Technologies

Proprietary

Limited

(as

obligors'

agent

and

Term/RCF
Borrower);
1.1.3
Bowwood and Main No 408 (RF) Proprietary Limited (as Debt Guarantor);

and

1.1.4
FirstRand Bank

Limited (acting

through its

Rand Merchant

Bank division)

(as Facility
Agent).

1.2
The Parties agree as set out below.

2
INTERPRETATION
2.1
Definitions
In this Agreement, unless the context

indicates a contrary intention,

terms and expressions
defined in the Common Terms Agreement have the

same meaning and the following

words
and

expressions

bear

the

meanings

assigned

to

them

and

cognate

expressions

bear
corresponding meanings -
2.1.1
Agreement

means

this

pledge

and

cession

in

security

agreement,

including

all
annexures hereto;
2.1.2
Cedent

means

Lesaka

Technologies,

Inc,

a

corporation

duly

incorporated

in
accordance with the laws of State of Florida, United States;
2.1.3
Common Terms Agreement

means the written common

terms agreement concluded
or to be concluded

on or about the

Signature Date between,
inter alios , the Term/RCF
Borrower,

the Cedent (as Holdco), RMB and the Debt Guarantor;
2.1.4
Counter-indemnity

Agreement

means

the

written

counter-indemnity

agreement
concluded

or

to

be

concluded

on

or

about

the

Signature

Date

between,
inter

alios
,
certain of the Original Obligors (as original indemnifiers),

the Facility Agent and the
Debt

Guarantor in

terms

of

which,
inter

alia
,

the

Indemnifiers (as

defined

therein)
give a counter-indemnity on

a joint and several basis

in favour of the

Debt Guarantor;

2.1.5
Debt

Guarantor

means

Bowwood

and

Main

No

408

(RF)

Proprietary

Limited,
registration

number

2024/200503/07, a

private

company

with

limited

liability

duly
incorporated in accordance with the laws of South Africa;
2.1.6
Effective

Date

has

the meaning

given

to

the

term

"
Release Date

and Time
"

in

the
Lesaka Release Agreement;

2.1.7
Facility Agent

means RMB, acting in its capacity as

agent for the Finance Parties, or
any

replacement

facility

agent

which

has

become

a

party

to

the

Common

Terms
Agreement as the Facility Agent in accordance with the terms of the Common Terms
Agreement;
2.1.8
Party

means a party to this Agreement;
2.1.9
Related

Rights

means

in

relation

to

the

Secured

Property

(other

than

the

Related
Rights) –

2.1.9.1
any monies and proceeds

(including dividends and the

proceeds of a disposal or
other realisation) accrued or receivable in respect of all or part thereof;
2.1.9.2
all

rights

and

benefits

in

respect

of

any

agreement

for

the

disposal

or

other
realisation thereof;
2.1.9.3
all contracts, warranties,

remedies, Security, indemnities and

other undertakings
in respect thereof; and
2.1.9.4
any of the reversionary interests referred to in clause
6.9.4;
2.1.10
RMB

means FirstRand Bank

Limited, registration number

1929/001225/06, a limited
liability public

company duly

incorporated in

South Africa,

acting through

its Rand
Merchant Bank division;
2.1.11
Secured

Account

means

the

following

bank

account

held

by

the

Cedent

with
FirstRand

Bank

Limited

and

all

amounts

standing

to

the

credit

of

that

ring-fenced
bank account from time to time -

Account Name Lesaka Technologies Inc-XXX

Bank Rand Merchant Bank, a division of FirstRand
Bank Limited

Account Number XXX
Branch Code XXX
2.1.12
Secured

Obligations

means all

present and

future

obligations and

indebtedness of
whatsoever nature

which an

Obligor may

now or

at any

time hereafter

owe or

have
towards

the

Finance

Parties

under

or

in

connection

with

the

Finance

Documents
(including the Counter-indemnity

Agreement) whether present or

future, matured or
not matured, liquidated or

not liquidated, incurred solely

or jointly or severally

and as
principal

or

surety

or

in

any

other

capacity,

including

any

claim

for

damages

or
restitution and

any claim

as a

result of

any recovery

by an

Obligor (or

any business
rescue

practitioner,

liquidator

or

trustee,

as

the

case

may

be,

of

an

Obligor)

of

a
payment or discharge on the

grounds of preference, and

any amounts which would

be
included in

any of

the above

but for

any discharge,

non-provability or

unenforceability
of those amounts in any insolvency or other proceedings;
2.1.13
Secured Property

means all of the Cedent's rights, title and interests in and to -

2.1.13.1
the Secured Account;
2.1.13.2
the Shareholder & Group Claims;

2.1.13.3
the Shares;

and
2.1.13.4
the Related Rights,
of

whatsoever

nature

and

howsoever

arising

(whether

actual,

prospective

or
contingent, direct or

indirect, arising

under common

law or

statute, whether a

claim
for the

payment of

money or

the performance

of another

obligation and

whether or
not

those

rights

and

interests

were

within

the

contemplation

of

the

Parties

at

the
Signature

Date,

the

Effective

Date

or

otherwise)

and,

in

each

case,

any

property
forming part thereof;

2.1.14
Shareholder & Group Claims

means all of the

Cedent's current and

future claims of
whatsoever

nature

against

the

Term/RCF

Borrower,

whether

in

the

form

of
shareholder

loans,

other

intercompany

loans,

any

other

form

of

credit

provided

or
otherwise, together with the benefit of any

Security given to the Cedent in respect of
those claims excluding

any present or

future loans created

pursuant to the

Permitted
Cash Management Arrangement;
2.1.15
Shares

means all

of the

shares and

securities in

the Term/RCF

Borrower which

the
Cedent

is

or

becomes

the

owner

of

from

time

to

time

or

which

may

be

issued,
transferred,

reinstated

to

or

otherwise

acquired

by

it

in

future,

including

the
following –

2.1.15.1
all the shares of any class in the share capital of the Term/RCF Borrower;
2.1.15.2
all

other

securities

in

the

capital

of

the

Term/RCF

Borrower

(including

any
capitalisation shares or

bonus shares issued

in respect of

the shares referred

to
in clause
2.1.15.1

above); and
2.1.15.3
any

securities

issued

in

substitution

or

exchange

for

the

securities

in

clauses
2.1.15.1

and
2.1.15.2

above,
including all dividends (whether

paid or unpaid), rights

to dividends and voting

rights
in relation to those shares and securities;
2.1.16
Signature

Date

means

the

date

of

signature

of

this

Agreement

by

the

Party

last
signing; and
2.1.17
Term/RCF

Borrower

means

Lesaka

Applied

Technologies

Proprietary

Limited,
registration

number

2002/031446/07, a

private

company

with

limited

liability

duly
incorporated in accordance with the laws of South Africa.
2.2
Construction
2.2.1
Clauses 2.3 ( Construction ) and clause 2.4 ( Third party rights ) of the Common Terms
Agreement are incorporated by

reference in this

Agreement
mutatis mutandis on the
basis that references therein to -
2.2.1.1
the

Common

Terms

Agreement

are

to

be

construed

as

references

to

this
Agreement; and

2.2.1.2
Parties are to be construed as the Parties to this Agreement.

2.2.2
This

Agreement and

the

rights and

obligations of

the Parties

under this

Agreement
shall

in

all

respects

be

subject

to

the

terms

and

conditions

of

the

Common

Terms
Agreement and in the event of any conflict between the provisions of this Agreement
and

the

provisions

of

the

Common

Terms

Agreement,

the

provisions

of

this
Agreement shall prevail.
2.2.3
If any amount paid to a Finance Party under a Finance Document is capable of being avoided

or

otherwise

set

aside

on

the

liquidation

or

administration

of

the

payer

or
otherwise,

then

that

amount

will

not

be

considered

to

have

been

irrevocably
discharged for the purposes of this Agreement.
2.3
Facility Agent
Unless

inconsistent

with

the

context

or

a

contrary

indication

appears,

references

to

the
Facility Agent's written

consent, election approval

of or any

other similar action,

decision
or determination in this Agreement shall be to the Facility Agent acting on the instructions of

the

applicable Finance

Parties

in

accordance with

the

terms

of

the

applicable Finance
Documents.
3
BACKGROUND
As Security for

the due

and punctual payment

and performance of

the Secured Obligations,

the
Cedent has agreed to pledge the Shares

and to cede in
securitatem debiti all the Secured Property
to the Debt

Guarantor, on

the terms set

out in this

Agreement. It is recorded

that the Term/RCF
Borrower is a Party to this Agreement as obligors' agent.

4
PLEDGE AND CESSION IN SECURITY
4.1
Pledge and cession in security
4.1.1
With

effect

from

the

Effective

Date,

the

Cedent

hereby

irrevocably

and
unconditionally pledges to

the Debt Guarantor all

the Shares and cedes
in securitatem
debiti to the Debt Guarantor all the Secured Property, as continuing general covering collateral security for

the due, proper

and punctual payment

and performance in full
of all the

Secured Obligations, on the

terms set out

in this Agreement, which

pledge
and cession in securitatem debiti the Debt Guarantor accepts.

4.1.2
The

pledge

and

cession
in

securitatem

debiti

(as

applicable)

contemplated

in
clause
4.1.1

constitutes first ranking Security in favour of

the Debt Guarantor in that
it ranks in preference and prior to any other current or future Security.
4.2
Nature of pledge and cession
4.2.1
The

pledge

and

cession
in

securitatem

debiti

contemplated

by

this

Agreement

is
intended to operate as a

pledge and a cession

in securitatem debiti

of each part and

all
of the Shares and the other Secured Property, individually and collectively.
4.2.2
If,

for

any

reason,

any

Security

intended

to

be

created

under

this

Agreement

is

or
becomes illegal, invalid or unenforceable in respect of some of the Shares or some of
the Secured Property, the pledge of those Shares and

the cession
in securitatem debiti
of

that Secured

Property shall

be severed

from this

Agreement and

this Agreement
and all the Security created

over the remainder of the

Secured Property shall continue
in full force and effect.
4.2.3
The

cession
in

securitatem

debiti

contemplated

by

this

Agreement

operates

as

a
security cession and not as an outright cession and the Cedent retains bare ownership of its Secured

Property, subject to the

rights of the

Debt Guarantor

as secured

creditor.
4.3
Cedent remains liable to perform obligations
Notwithstanding any other

provision of a

Finance Document, the

Cedent shall remain

liable
to perform all its duties and obligations, whether contractual or otherwise, in respect of the
Shares and

Secured Property

and nothing

in this

Agreement or

the exercise

by a

Finance
Party of any right

under a Finance Document

shall constitute or be

deemed to constitute a
delegation to or acceptance by a Finance Party of any obligation of the Cedent or any other
person.
5
DURATION
5.1
This

Agreement

comes

into

full

force

and

effect

on

the

Signature

Date,

and

will

not
terminate before the Final Discharge Date.

5.2
In relation to the Cedent,

the Security created by this Agreement -
5.2.1
comes

into

full

force

and

effect

on

the

Effective

Date

without

any

further

action,
consent or authority required from any person;

5.2.2
unless expressly

otherwise agreed

by the Facility

Agent, shall

not terminate before

the
Final Discharge Date; and
5.2.3
shall remain

of full

force and

effect, notwithstanding

any intermediate

discharge or
settlement of, or temporary fluctuation in, the Secured Obligations.
6
REPRESENTATIONS
6.1
The Cedent and the Term/RCF Borrower make -
6.1.1
the

representations

and

warranties

set

out

in

this

clause
6

(
Representations
)

(other
than the representations and warranties set

out in clauses
6.9.4,
6.9.5

and
6.9.6
) as at
the Signature Date; and
6.1.2
the

representations and

warranties set

out in

clauses
6.9.4
,
6.9.5

and
6.9.6

as

at the
Effective Date.
6.2
The Finance Parties enter into the Finance Documents

on the strength of and relying on the
representations

and

warranties

set

out

in

this

clause
6
,

each

of

which

is

a

separate
representation and

warranty, given without

prejudice to

any other

representation or

warranty
and

is

deemed

to

be

a

material

representation

or

warranty

(as

applicable)

inducing

the
Finance Parties to enter into the Finance Documents.
6.3
Status
6.3.1
In relation

to the

Cedent, it

is a

corporation,

duly incorporated

and validly

existing
under the law of its jurisdiction of incorporation.
6.3.2
In

relation

to

the

Term/RCF

Borrower,

it

is

a

limited

liability

company,

duly
incorporated and validly existing under the law of its jurisdiction of incorporation.
6.3.3
It has the power to own its assets and carry on its business as it is being conducted.
6.4
Capacity, powers and authority
6.4.1
It has the

legal capacity and

power to

enter into, perform

and deliver,

and has taken
all

necessary

action

to

authorise

its

entry

into,

performance

and

delivery

of,

this
Agreement and the transactions contemplated by this Agreement.
6.4.2
No limit on its powers will be exceeded as a

result of the granting of the Transaction
Security or giving of indemnities contemplated by this Agreement.

6.5
Binding obligations
6.5.1
The

obligations

expressed

to

be

assumed

by

it

in

this

Agreement

are

legal,

valid,
binding and enforceable obligations.
6.5.2
This

Agreement

is

in

the

proper

form

for

its

enforcement

in

the

jurisdiction

of

its
incorporation.
6.5.3
Without

limiting

the

generality

of

clause
6.5.1

above,

this

Agreement

creates

the
Security which this

Agreement purports

to create and

those security interests

are valid
and effective.
6.6
Non-conflict with other obligations
The

entry

into

and

performance

by

it

of,

and

the

transactions

contemplated

by,

this
Agreement and the establishment of Security, do not and will not -
6.6.1
conflict with -
6.6.1.1
any law or regulation applicable to it;
6.6.1.2
its or the constitutional documents of the Term/RCF Borrower;

or
6.6.1.3
any

agreement

or

instrument

which

is

binding

upon

it

or

the

Term/RCF
Borrower or constitute

a default or

termination event

(however described)

under
any such agreement or instrument;

and/or
6.6.2
cause

any

negative

pledge

or

other

restriction

imposed

on

it

to

be

exceeded

or
breached.
6.7
Authorisations
6.7.1
All authorisations -
6.7.1.1
to

enable

it

to

lawfully

to

enter

into,

exercise

its

rights

and

comply

with

its
obligations under this Agreement;

and
6.7.1.2
to make this Agreement admissible in evidence in South Africa, have been obtained or effected and are in full force and effect.

6.7.2
If

it

is

required to

give

notice to

or

obtain consents

or

waivers from

any

person to
pledge

the

Shares

and

cede

the

Secured

Property

under

this

Agreement,

all

such
notices have been given and consents or waivers obtained before the Signature

Date.
6.8
Governing Law and enforcement
6.8.1
The

choice

of

the

law

stated

to

be

the

governing

law

of

this

Agreement

will

be
recognised and enforced in South Africa.
6.8.2
Any judgment obtained in

relation to this

Agreement in the jurisdiction of

the stated
governing law of this Agreement will be recognised and enforced in South Africa.
6.9
Shares and Secured Property
6.9.1
The Shares

are and

shall remain

fully paid

up and

have been

validly allotted

and issued
or transferred to it in compliance with all applicable laws and regulations.

6.9.2
The Cedent is

reflected as the

holder of the

Shares in respect

of which it

purports to
grant

Security

under

this

Agreement

in

the

securities

register

of

the

Term/RCF
Borrower.
6.9.3
The Cedent is the sole legal and beneficial

owner of the Secured Property over which
it purports to grant Security under this Agreement to the exclusion of all others.

6.9.4
No

part

of

the

Secured

Property

has

been

pledged,

ceded

(either

outright

or

as
security),

discounted,

factored,

mortgaged

under

notarial

bond

or

otherwise,

or
otherwise disposed of or hypothecated, nor is it

subject to any other right or claim in
favour

of

any

person

(including

any

rights

of

pre-emption)

which

would

apply

on
enforcement by the Debt Guarantor

of its rights under

this Agreement.

If any Secured
Property is subject to any Security in breach of this representation and warranty then,
without

prejudice

to

any

other

rights

that

the

Debt

Guarantor

may

have,

any
reversionary or other interests

the Cedent may have

in the said

Secured Property are
also ceded in securitatem debiti

to the Debt Guarantor.

6.9.5
The

Secured

Property is

not

subject

to

any right

of

retention

or

other limitation

or
encumbrance, other than contemplated

in this Agreement, and may

be pledged and/or
ceded in securitatem debiti

by the Cedent in terms hereof without any limitation.

6.9.6
No

person

has

an

option

or

right

of

refusal

over

the

Secured

Property

or

any

part
thereof which would apply on enforcement by the

Debt Guarantor of its rights under
this Agreement.

6.9.7
No right of pre-emption

or option exists or,

if such right or

option exists, it has been
or

will,

in

all

other

instances

(for

so

long

as

the

Shares

are

pledged

and

Secured
Property

is

ceded
in

securitatem

debiti

in

terms

hereof)

be

unconditionally

and
unequivocally waived by

the relevant holders

thereof to the

satisfaction of the

Facility
Agent.
6.10
Repetition
The representations

and warranties

set out

in this

clause
6

(
Representations
)

made by

the
Cedent are deemed to be repeated by reference to the facts and circumstances then existing
on the date

of each Utilisation Request, the

date of each Utilisation

and on the first

day of
each Interest Period until the Final Discharge Date.
7
UNDERTAKINGS BY THE CEDENT
7.1
General
The

Cedent

is

bound

by

the

undertakings

set

out

in

this

clause
7

(
Undertakings

by

the
Cedent
)

relating to

it. The

undertakings in

this clause
7

(
Undertakings by

the Cedent
)

remain
in force from the Effective Date until the Final Discharge Date.
7.2
Negative pledge
The Cedent –

7.2.1
shall not -
7.2.1.1
grant any further Security over any Secured Property; or
7.2.1.2
enter into a single transaction or a series of transactions (whether related or not
and

whether

voluntary

or

involuntary)

to

sell,

lease,

licence,

transfer

or
otherwise dispose of any Secured Property,
without the prior written consent of the Debt Guarantor; and
7.2.2
must

at

all

times

keep

its

Secured

Property

free

of

judicial

attachments

and

other
Security.

7.3
Preservation of Secured Property
7.3.1
The Cedent shall –

7.3.1.1
do no wilful act or

suffer any wilful omission, and

will not wilfully permit any
other person to do any act or suffer any omission, which is intended to have the
effect

of

diminishing

or

adversely

affecting

the

rights

of

the

Debt

Guarantor
hereunder

or

the

value

or

effectiveness

of

the

Security

conferred

by

this
Agreement;
7.3.1.2
not permit any

depreciation of the

value of, or

a variation of

rights relating to,
the Secured Property or

any of them to

occur without the prior

written consent
of the Debt Guarantor;
7.3.1.3
not

to take

or

omit to

take any

action which

could reasonably

be expected

to
adversely affect

the rights

of the

Debt Guarantor

under this

Agreement or

the
effectiveness of the Security created by this Agreement;
7.3.1.4
take all

appropriate steps required

from time

to time

for the

care, preservation
and

protection

of

the

Secured

Property

and

the

rights

of

the

Debt

Guarantor
under this Agreement; and
7.3.1.5
timeously

comply

in

full

with

all

its

obligations

in

respect

of

the

Secured
Property, from time to time.
7.3.2
The Cedent

waives for

the benefit of

the Debt Guarantor

any and all

rights it

may have
in respect of the Secured Property

which conflict with or may

restrict the rights of the
Debt Guarantor under this Agreement.
7.4
Amendments
The Cedent undertakes that it shall

not allow the amendment of the

Term/RCF Borrower's
memorandum of incorporation, other than as permitted in the Finance Documents.
7.5
Shares
The Cedent shall

not allow any

alteration to

the authorised or

issued share capital

(including
the issue

of any

new shares)

of the

Term/RCF

Borrower other

than the

issue of

any new
shares that

are subject

to Security

in terms

of this

Agreement and

that constitutes

a Permitted
Share Issue.

8
PERFECTION AND DELIVERY OF DOCUMENTS
8.1
General
The

documents

set

out

in

clauses
8.2

(
Shares

and

Shareholder

&

Group

Claims
)

and
8.3

(
Secured Account
)

must be delivered to the Facility Agent as follows –
8.1.1
in respect of

any Shares

and Secured

Property held

as at

the Effective Date,

by no

later
than the Effective Date; and
8.1.2
in

respect

of

any Shares

and

Secured

Property acquired

after the

Effective

Date or
otherwise arising before

the Final Discharge

Date,

by no later

than 2 Business

Days
after the date of such acquisition; and
8.2
Shares and Shareholder & Group Claims
The Cedent shall deliver

to the Facility Agent

in respect of all

its Shares and Shareholder

&
Group Claims –

8.2.1
the original share certificates in respect of those Shares;

8.2.2
share transfer forms

in respect of

those Shares, undated

and duly signed

by the Cedent
as transferor and left blank as to transferee; and
8.2.3
a copy of the resolutions of the director(s) of the Term/RCF Borrower approving any transfer

of

Shares

and

Shareholder & Group Claims

pursuant

to

this

Agreement,
substantially in the form of
Annexure A
, or any other form acceptable to

the Facility
Agent.

8.3
Secured Account
The Cedent must deliver to

the Facility Agent,

in respect of the Secured Account,

a copy of
a notice

to Rand

Merchant Bank,

a division

of FirstRand

Bank Limited,

of the

cession
in
securitatem

debiti

of

the

Secured

Account

under

this

Agreement,

together

with

an
acknowledgement of

that notice

signed by

Rand Merchant

Bank, a

division of

FirstRand
Bank Limited, in

each case substantially

in the form

of
Annexure B

or in such

other form
as the Facility Agent may agree.

8.4
Other requirements
8.4.1
The Cedent

shall deliver to

the Facility

Agent, within 5

Business Days of

request, a
list of the Secured Property as

at the date of that

request, which list shall be certified
true and correct

by a director

of the Cedent

and shall describe

each part of

the Secured
Property

in

reasonable

detail,

and

shall

in

particular,

in

respect

of

the

Secured
Account,

set

out

the

name

of

the

account

bank,

the

account

number

and

the

latest
available balance of monies standing to the credit or debit of the Secured

Account.

8.4.2
If

any

Secured

Property,

or

part

thereof,

is

evidenced by

a

document, or

when the
Cedent holds Security

for any obligation

owed to it

in respect of

Secured Property

and
that

Security

is

evidenced

by

a

document,

the

Cedent

shall,

at

the

request

of

the
Facility Agent deliver a

certified copy of that

document to the Facility

Agent within 5
Business Days of request thereof.
8.4.3
In addition to the documents

referred to above, the Cedent

shall deliver to the Facility
Agent

any other

documents relating

to

the

Secured Property

for

which the

Facility
Agent may at any time call,

which documents must be delivered to

the Facility Agent
within a period as agreed between

the Facility Agent and the Cedent

and, failing such
agreement, within 5 Business Days.
8.4.4
The Facility Agent

may retain possession

of all documents

delivered to it

under this
clause
8

(
Perfection and

Delivery of

Documents
)

and deal

with them

in accordance
with the Finance Documents until the Final Discharge Date, after which they shall be
returned to the Cedent as soon as reasonably possible.
9
CONSENT AND ACKNOWLEDGEMENT OF SECURITY
It is recorded that the Term/RCF

Borrower and the Cedent are both Party to

this Agreement and
accordingly -
9.1
the Term/RCF Borrower hereby –
9.1.1
confirms its consent to, and acknowledges and agrees that -
9.1.1.1
the Cedent has, inter alia , pledged all its Shares and ceded in securitatem debiti all its Secured Property to the Debt Guarantor; and
9.1.1.2
with effect

from the

date on

which the

Debt Guarantor notifies

the Term/RCF
Borrower in writing that

an Event of Default

has occurred and

is continuing and

thereafter

until

otherwise

notified

by

the

Debt

Guarantor,

the

Cedent

hereby
irrevocably

instructs

and

authorises

the

Term/RCF

Borrower

to

make

all
payments to be

made to the

Cedent in respect

of its Shares

and Secured Property
directly to the Debt Guarantor by payment into any bank account nominated by
the Debt Guarantor in writing;

9.2
the

Cedent

hereby

agrees

that

the

Term/RCF

Borrower

may

comply

with

clause
9.1.1.2
without any further permission from the Cedent and without

any enquiry by the Term/RCF
Borrower as to the justification for or validity of any request, notice or instruction; and
9.3
the Term/RCF Borrower -
9.3.1
confirms that it has not received notice of the interest of any third party in the Shares and Secured Property;

9.3.2
irrevocably and

unconditionally undertakes that,

in the

event of

the Debt

Guarantor
exercising

its

rights

under

this

Agreement

(including

but

not

limited

to

clause
11

(
Enforcement
)), it will -
9.3.2.1
give effect thereto

and perform

its obligations

in relation

to the

Secured Property
to and in favour of the Debt Guarantor; and
9.3.2.2
recognise

any

person

to

whom

the

Shares

and/or

Secured

Property

are

to

be
transferred and approve the transfer to that person.
10
RIGHTS OF THE CEDENT BEFORE AN EVENT OF DEFAULT
10.1
Shares and Secured Property
10.1.1
Subject to clause
10.1.2
, the Cedent is entitled, at its own cost, to –
10.1.1.1
enforce and

receive payment

for,

delivery of

or

performance in

respect of

all
amounts or obligations owing in

respect of the Secured Property

in the ordinary
course

of

business

and,

subject

to

the

Finance

Documents,

to

appropriate
amounts so recovered to its

own use, including any dividends

or other benefits
in respect of its Shares;
10.1.1.2
receive

notice

of

every

general

meeting

of

shareholders

of

the

Term/RCF
Borrower (provided that each such

notice is to be forwarded

to each of the Debt

Guarantor

and

Facility

Agent

as

if

it

were

a

shareholder

of

the

Term/RCF
Borrower); and
10.1.1.3
attend every

general meeting

of the

shareholders of

the Term/RCF

Borrower,
and exercise all

the votes attaching

to the Shares

at such meetings

(provided that
it will not exercise those votes

in a manner which is reasonably likely

to (a) be
prejudicial

to

the

validity

or

enforceability

of

this

Agreement;

(b)

materially
impair the value

of any Shares;

(c) permit any

variation of rights

other than in
accordance

with

the

Finance

Documents;

or

(d)

be

otherwise

materially
prejudicial to the Debt Guarantor or the other Finance Parties).
10.1.2
If an

Event of

Default has

occurred and

is continuing,

all of

the rights,

powers and
privileges attaching to

the Secured Property,

including those set

out in clause
10.1.1
above, shall vest

in the Debt

Guarantor with the

power to exercise

them either in

its
own name or in the name

of the Cedent or,

if the Debt Guarantor so directs

upon the
occurrence of an

Event of Default

which has occurred and

is continuing, the

Cedent
shall exercise the Debt Guarantor's rights, powers and privileges in its own name and
to the greatest extent permitted by applicable law.
10.2
General
10.2.1
Without

detracting

from

this

clause
10

(
Rights

of

the

Cedent

before

an

Event

of
Default
)
, the Debt Guarantor is not obliged to −
10.2.1.1
perform any obligation of the Cedent;
10.2.1.2
make any payment,

or to make

any enquiry as

to the nature

or sufficiency of any
payment received by it or the Cedent;

or
10.2.1.3
present

or

file

any

claim

or

take

any

other

action

to

collect

or

enforce

the
payment of any amount to which it may be entitled under this Agreement, in respect of the Secured Property.
11
ENFORCEMENT
11.1
Realisation
If

an

Event

of

Default has

occurred and

is

continuing, the

Debt Guarantor

may,

without
prejudice to

any other

rights it may

have against

the Cedent,

exercise its

rights under

this

clause
11.1

(
Realisation
)
,

and

otherwise

put

into

force

and

effect

all

rights,

powers

and
remedies available

to

it

in relation

to

the

Secured Property,

in

such manner

and on

such
terms and conditions as it

in its sole discretion considers most

expedient. Without limiting
the foregoing, if an Event of Default has occurred and is continuing, the Debt Guarantor or its

nominee

may,

and

the

Cedent

hereby

irrevocably

and

unconditionally

authorises

and
empowers

the

Debt

Guarantor or

its

nominee, and

appoints it
in

rem

suam
,

without

any
further authority or

consent of any

nature whatsoever

required from any

person, in the

name
of the Debt Guarantor or its nominee or in the name of the Cedent to -
11.1.1
exercise

all

or

any

of

the

rights,

powers

and

privileges

and

enforce

all

or

any
obligations attaching to the Secured Property (or any of

them) in such manner and on
such terms as the Debt Guarantor in its sole discretion deems fit;

11.1.2
receive

payment

for,

delivery

of,

and/or

performance

in

respect

of,

the

Secured
Property (or any of them) in its own name or that of its nominee;

11.1.3
authorise any officer of the Debt Guarantor (whose appointment need not be proved)
to sign,

on behalf

of and

in the

name of

the Cedent,

any share

transfer form

or any
other document that may be

necessary to give effect

to any disposal or

realisation of
the

Secured

Property

(or

any

of

them)

by

the

Debt

Guarantor

under

this

clause
11

(
Enforcement
)
;

11.1.4
claim

and

receive

payment

of

the

amount

standing

to

the

credit

of

the

Secured
Account;
11.1.5
at the election of the Debt Guarantor -
11.1.5.1
sell or

otherwise realise all

or some

of the

Secured Property by

public auction
or private treaty;
11.1.5.2
take over all or some of the Secured Property at Fair Value (as defined below), and for the

purposes of

clause
11.1.5.2

above, the
Fair Value

of any Secured

Property
will be

the

value agreed

in writing

between the

Debt Guarantor

and the

Cedent or,
failing

agreement

within

5 Business

Days

after

delivery

of

a

notice

to

the

Cedent
stating that the Debt Guarantor intends to

exercise its rights under this clause
11.1.5
,
the value determined by an appropriate employee of an independent investment bank agreed

to

by

the

Debt

Guarantor

and

the

Cedent

or,

failing

agreement

within

5
Business Days, appointed, at the request of any of the Debt

Guarantor or the Cedent,

by

the

President

for

the

time

being

of

the

South

African

Institute

of

Chartered
Accountants, or

the successor

body thereto,

which person

shall act

as an

expert and
not as an

arbitrator, shall be

instructed to make

their determination

within 10 Business
Days

after

being

requested

to

do

so,

provided that

if

a

determination is

manifestly
unjust and a

court exercises its

general power,

if any,

to correct

such determination,
all

the

Parties

shall

be

bound

thereby.

The

Cedent

shall

be

liable

for

any

charges
incurred in the

determination of the Fair

Value

and if the

Debt Guarantor or Facility
Agent

has

paid

the

charges

of

determining

the

Fair

Value,

such

charges

shall

be
recoverable from the Cedent on demand;

11.1.6
institute

any

legal

proceedings

which

the

Debt

Guarantor

may

deem

necessary

in
connection

with

any

sale,

purchase

or

other

realisation

or

transfer

of

any

of

the
Secured Property and to

prosecute such proceedings

to their final end

and conclusion,
including the

prosecution of

such appeals

and reviews

as

the Debt

Guarantor in

its
discretion may determine;

11.1.7
compromise any of the

Secured Property, grant

any extension or other indulgence in
respect of

the Secured

Property,

agree to

amend the

terms of

the Secured

Property,
and/or release any

security, guarantee

or suretyship held for

the Secured Property or
waive any right which relates to or constitutes part of the Secured Property;

11.1.8
give transfer

of and

convey valid

title in

any Secured

Property to

any person

(including
the Debt Guarantor or any other Finance Party); and/or

11.1.9
take all such

further or other

steps as the

Debt Guarantor may

consider necessary to
deal

with

the

Secured

Property

(or

any

of

them)

in

order

to

give

effect

to

this
Agreement.
11.2
Undertakings by the Cedent in respect of realisation
On

the

Debt

Guarantor

taking

any

action

under

clause
11.1

(
Realisation
)

above,

or
otherwise

as

required

by

the

Debt

Guarantor

if

an

Event

of

Default

has

occurred

and

is
continuing, the Cedent shall on demand by the Debt Guarantor –
11.2.1
give notice to

all persons required

by the Debt

Guarantor that payment

for, delivery
of

or

performance in

respect of

the relevant

Secured Property

must be

made to

the
Debt Guarantor and

that payment, delivery

or performance to

the Cedent or to

anyone
else

will

not

constitute

valid

payment,

delivery

or

performance,

and

the

Debt

Guarantor shall be

entitled to

do likewise. The

Cedent shall on

demand by the

Debt
Guarantor provide proof that such notification has been duly given;
11.2.2
refuse to accept any payment, delivery,

or performance tendered in respect of

any of
the

Secured

Property

and

order

that

such

payment,

delivery

or

performance

be
tendered to the Debt Guarantor;
11.2.3
forthwith pay over or deliver to the Debt Guarantor

any interest, dividend, negotiable
instruments or other monetary

benefits of any nature

accrued or received in

respect of
the Secured Property after the date

of an Event of Default

which has occurred and is
continuing by depositing the

same into any bank

account in South Africa

nominated
by the Debt Guarantor;
11.2.4
deliver

to

the

Debt

Guarantor

any

property

which

the

Cedent

acquires

or

which
accrues to it in connection with the Secured Property;
11.2.5
at its own cost, carry out

any lawful directions the

Debt Guarantor may give in

regard
to

the

realisation

of

the

Secured

Property

and

sign

any

document

or

do

any

other
lawful act necessary

to (a) vest

the Secured Property

in the Debt

Guarantor; (b) enable
any sale, purchase

or other realisation

or transfer of

Secured Property,

or (c) perfect
and

complete

(to

the

extent

necessary)

the

pledge

and

the

cession

of

any

Secured
Property under this Agreement.
11.3
No obligation on the Debt Guarantor
Notwithstanding anything to the contrary contained in this Agreement, the Debt Guarantor shall

not

be

obliged

to

take

any

steps

to

preserve,

protect,

collect,

recover

or

otherwise
enforce its rights under or in respect of the Secured Property.
12
APPROPRIATION OF PROCEEDS
The Debt Guarantor shall

apply the net

proceeds of all

amounts received pursuant to

the sale or
other realisation of Secured Property or from the appropriation of cash amounts which constitute
Secured Property

under this

Agreement (after

deducting all

properly evidenced

costs and

expenses
incurred by the Debt

Guarantor in relation to

that sale, realisation or

appropriation) in reduction
or discharge of the Secured Obligations in such

order and in such manner as the Debt Guarantor
deems fit. Any amount remaining thereafter shall be paid to the Cedent within 15 Business Days of the Final Discharge Date.

13
POWER OF ATTORNEY
13.1
If at

any time

during the

term of

this Agreement

the Debt

Guarantor becomes

entitled to
exercise its

rights under

clause
11.1

(
Realisation
)
, the

Cedent hereby

irrevocably nominates,
constitutes

and

appoints

the

Debt

Guarantor

or

its

nominee

(acting

through

any

of

the
directors,

general

manager

or

manager

for

the

time

being

of

the

Debt

Guarantor

(or

its
nominee) holding

office from

time to

time) with

power of

substitution, to

be its

true and
lawful attorney to do

all such things which

the Cedent is

obliged but fails to

do under this
Agreement and

to complete

and sign

all such

documentation for

the purposes

of the

sale,
assignment, cession, transfer and

perfecting of the Debt

Guarantor's security,

or otherwise
disposing of

the Secured

Property,

or any

part thereof or

the realisation

of the

underlying
value in respect thereof, and

for all purposes incidental thereto,

and the institution of legal
proceedings. The

Cedent ratifies

and confirms

whatever the

Debt Guarantor

(or its

nominee)
does or purports to do under this clause
13

(
Power of Attorney
)
.
13.2
The Cedent shall

immediately on

demand, pay

to the Debt

Guarantor the

amount of

all costs
and expenses (including legal fees)

incurred by the Debt

Guarantor (or its nominee) under
its

appointment

under

this

clause
13

(
Power

of

Attorney
)
,

and

keep

the

Debt

Guarantor
indemnified against any failure or delay in paying those costs or expenses.
14
ADDITIONAL RIGHTS
The

rights

conferred

on

the

Debt

Guarantor

by

this

Agreement

are

additional

to

and

not

in
substitution for or in any way prejudiced by –
14.1
any other rights the

Debt Guarantor has, or may

at any time in

the future have, against

the
Cedent or any other person; and
14.2
any other Security

held or hereafter

to be held

by the Debt

Guarantor from the

Cedent, or
any

other

person,

in

connection

with

the

Secured

Obligations.

The

Debt

Guarantor

may
release any Security held by it without prejudice to its rights under this Agreement.

15
CEDENT BOUND NOTWITHSTANDING CERTAIN

CIRCUMSTANCES
15.1
The

Cedent

agrees

that

with

effect

from

the

Signature

Date,

it

will

be

bound

under

this
Agreement to the full extent hereof, despite the fact

that –

15.1.1
any

additional

Security

from

the

Cedent

or

any

other

person

for

the

Secured
Obligations may not be

obtained or may

be released or may

cease to be held for any
other reason;
15.1.2
there

is

any

intermediate

discharge

or

settlement

of,

or

fluctuation

in

the

Secured
Obligations in which event the

pledge and cession
in securitatem debiti

contained in
this Agreement shall operate as Security for any

indebtedness subsequently arising in
favour of the Debt Guarantor in relation to the Secured Obligations;
15.1.3
the Finance Parties may

agree any amendment of the Finance

Documents (including
any amendment providing for

the increase in the amount

of a Facility or an

additional
facility);
15.1.4
insolvency,

administration,

business

rescue,

reorganisation,

arrangement,
readjustment

of

debt,

dissolution,

liquidation

or

similar

proceedings

have

been
instituted by or against the Cedent or any other person;
15.1.5
any Finance

Party may

receive a

dividend or

benefit in

any insolvency,

liquidation,
business rescue or any compromise

or composition, whether in terms

of any statutory
enforcement or the common law;
15.1.6
the Debt Guarantor may grant any indulgences to the

Cedent or may not exercise any
one or more of its rights under the Finance Documents, either timeously or at all;

or
15.1.7
any other fact

or circumstance

may arise on which

the Cedent

might otherwise

be able
to rely on a defence based on prejudice, waiver or estoppel.
15.2
If the Cedent suffers

any loss arising

from any of

the facts, circumstances,

acts or omissions
referred to above, it will have no claim against any Finance Party in respect thereof.
16
KEEPING, INSPECTION AND DELIVERY OF RECORDS
16.1
The

Cedent

shall

at

all

times

keep

up-to-date

records

of

the

Secured

Property

and

shall
comply with

any reasonable

directions the

Facility Agent and/or

the Debt

Guarantor may
give in regard to the keeping of such records.

16.2
The Facility Agent,

Debt Guarantor or

anyone authorised by

either the Facility

Agent or the
Debt Guarantor may at

any time and on

reasonable notice inspect

any of the Cedent's

books
of account

and other

records including

books of

account and

records of

the Secured

Property
in the possession of a third party.
16.3
If the Facility Agent or Debt Guarantor at any time so requests, the

Cedent shall at its own
cost

deliver

to

the

Debt

Guarantor

or

its

order

certified

copies

of

any

of

the

books

and
records referred to in clauses
16.1

and
16.2

above.
17
EXEMPTION FROM LIABILITY
A
Finance Party,

its officers, trustees, agents, beneficiaries,

employees and advisors shall not be
liable for any

loss or damage,

whether direct, indirect,

consequential or otherwise,

suffered by the
Cedent howsoever arising in connection with this Agreement, whether that loss or damage arises
as a

result of a

breach of contract

(whether total, fundamental

or otherwise), delict

or any

other
cause and whether this Agreement has been

terminated or not, other than as

a result of the gross
negligence or wilful

misconduct of

that Finance

Party. The provision of

this clause
17

(
Exemption
from liability
)

constitute a stipulation for the benefit of

the Finance Parties capable of acceptance
at any time.
18
CHANGES TO THE PARTIES
18.1
Transfers by the Debt Guarantor
18.1.1
The Debt Guarantor may cede

any of its rights and/or

delegate any of its

obligations
under this Agreement

to any person

to whom

it cedes any

of its rights

and/or delegates
any of its

obligations under the

Finance Documents. The

Cedent and the

Term/RCF
Borrower

agree

to

co-operate

and

take

all

such

steps

as

the

Debt

Guarantor

may
reasonably request to give effect to any such cession or delegation.
18.1.2
The Cedent and the Term/RCF

Borrower agree to any splitting

of claims which may
arise from such a cession and/or delegation.
18.2
Transfers by the Cedent
The

Cedent

may

not

cede any

of

its rights

nor

delegate

any of

its

obligations under

this
Agreement.

18.3
Transfers by the Term/RCF

Borrower
The Term/RCF

Borrower may not cede any of its rights nor

delegate any of its obligations
under this Agreement
18.4
Changes to Facility Agent
The

Facility

Agent

shall

be

entitled

to

cede,

delegate

and/or

transfer

its

rights

and/or
obligations

under

this

Agreement

in

accordance

with

the

applicable

provisions

of

the
Common

Terms

Agreement

and

any

Intercreditor

Agreement

and

the

Cedent,

the
Term/RCF

Borrower and Debt

Guarantor hereby irrevocably

and unconditionally consent
to any splitting of rights or claims which may arise from such a cession and transfer.
19
NOTICES
19.1
The Parties select as their respective domicilia citandi et executandi the physical addresses
contemplated

in

clause

34.2

(
Addresses
)

of

the

Common

Terms

Agreement,

and

for

the
purposes of giving

or sending any

notice provided for

or required under

this Agreement, the
said physical addresses as well as the email addresses contained therein.
19.2
The provisions

of clause 34

(
Notices
) of

the Common Terms

Agreement are incorporated
by reference herein, mutatis mutandis
, as if repeated herein in full in this

Agreement on the
basis that references therein to -
19.2.1
Finance

Documents

and/or

the

Common

Terms

Agreement

shall

be

construed

as
references to this Agreement; and
19.2.2
Parties shall be construed as references to the Parties to this Agreement.
20
GENERAL
20.1
Further Assurances
The Cedent shall generally

promptly do everything that

may be required in order

to comply
with its

obligations under

this Agreement

and as

may otherwise

be required

by the

Debt
Guarantor or

the Facility

Agent, for

the purposes

of and

to give

effect to

this Agreement,
failing which the Debt

Guarantor or the Facility Agent,

may,

to the extent possible, attend
thereto

on

behalf

of

the

Cedent

and

recover

on

demand

from

the

Cedent

any

expenses
incurred in relation thereto.

In particular the

Cedent shall execute and

do all such acts

and

things

as

the

Debt

Guarantor

or

the

Facility

Agent,

in

their

reasonable

discretion,

may
require –
20.1.1
to perfect

or protect

the Security

created (or

intended to

be created)

by this

Agreement;

20.1.2
to preserve

or protect

any of

the rights

of the

Debt Guarantor

or the

Facility Agent
under this Agreement;

20.1.3
to

enforce

any

Security

created

under

this

Agreement

on

or

at

any

time

after

it
becomes enforceable;

20.1.4
for the exercise of any power, authority or discretion vested in the Debt Guarantor or the Facility Agent under this Agreement;

20.1.5
to carry out the effect, intent and purpose of this Agreement,

in any

such case,

forthwith upon

demand by

the Debt

Guarantor or

the Facility

Agent, to
the maximum extent permitted by law and at the expense of the Cedent.
20.2
Sole Agreement
20.2.1
This Agreement

constitutes the

sole record

of the

agreement between

the Parties

in
regard to the subject matter hereof.
20.2.2
This Agreement supersedes and replaces

any and all agreements

between the Parties
(and other

persons, as may

be applicable) and

undertakings given to

or on

behalf of
the Parties (and other persons, as

may be applicable) in relation to

the subject matter
hereof.
20.3
No implied terms
No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded in this Agreement.
20.4
Variations to be in writing
No

addition

to

or

variation,

deletion,

or

agreed

cancellation

of

all

or

any

clauses

or
provisions of this Agreement will be of

any force or effect unless in

writing and signed by
the Parties.

20.5
Costs and Expenses
The

Term/RCF

Borrower

shall

pay

to

the

Debt

Guarantor

and/or

the

Facility

Agent

the
amount of all costs and expenses (including legal fees

on the scale as between attorney and
own

client,

whether

incurred

before

or

after

judgment)

incurred

by

the

Debt

Guarantor
and/or the Facility Agent in connection with the enforcement of, or the preservation of any rights under, this Agreement.
20.6
Certificates and Determinations
Any

certification

or

determination

by

the

Debt

Guarantor

or

Facility

Agent

of

a

rate

or
amount

under

any

Finance

Document

is,

in

the

absence

of

manifest

error,
prima

facie
evidence of the matters to which it relates.
20.7
Partial Invalidity
If, at any

time, any

provision of

this Agreement

is or becomes

illegal, invalid,

unenforceable
or inoperable in any respect under any law of any jurisdiction,

neither the legality, validity,
enforceability

or

operation

of

the

remaining

provisions

nor

the

legality,

validity,
enforceability or operation of such provision under the law of any other jurisdiction will in any way

be affected

or impaired.

The term
inoperable

in this

clause
20.7

(
Partial Invalidity
)
shall include, without limitation, inoperable by way of suspension or cancellation.
20.8
Provisions severable
All provisions and

the various clauses

of this

Agreement are, notwithstanding the

manner
in

which they

have

been grouped

together

or

linked grammatically,

severable from

each
other. Any provision or clause of

this Agreement which

is or becomes unenforceable

in any
jurisdiction, whether

due to

voidness, invalidity,

illegality,

unlawfulness or

for any

other
reason

whatsoever,

shall,

in

such

jurisdiction

only

and

only

to

the

extent

that

it

is

so
unenforceable, be

treated as
pro

non scripto

and the

remaining provisions

and clauses

of
this

Agreement

shall

remain

of

full

force

and

effect.

The

Parties

declare

that

it

is

their
intention that

this Agreement

would be

executed without

such unenforceable

provision if
they were aware of such unenforceability at the time of execution hereof.
20.9
Rights and remedies
20.9.1
No failure to exercise, nor any delay in

exercising, on the part of the Debt Guarantor
or

the

Facility Agent,

any right

or remedy

under this

Agreement shall

operate as

a

waiver,

nor

shall any

single or

partial

exercise

of

any right

or

remedy prevent

any
further or other exercise

or the exercise of

any other right or

remedy.

The rights and
remedies of the Debt Guarantor and the Facility Agent under this Agreement

-
20.9.1.1
are cumulative and not exclusive of its rights under the general law;
20.9.1.2
may be exercised as often as the Debt Guarantor or the Facility Agent requires;
and
20.9.1.3
may be waived only in writing and specifically.
20.9.2
Delay in the exercise or non-exercise of any right is not a waiver of that right.
20.10
Extensions and waivers
No latitude, extension

of time or

other indulgence which

may be given

or allowed by

any
Party to any other

Party in respect of the

performance of any obligation or

enforcement of
any right under this Agreement, and no single or partial exercise of any right by any Party, shall be

construed to

be an

implied consent

by such

Party or

operate as

a waiver

or a

novation
of, or otherwise affect any

of that Party’s rights under or

in connection with this

Agreement
or

estop

such

Party

from

enforcing,

at

any

time

and

without

notice,

strict

and

punctual
compliance with each and every provision or term of this Agreement.
20.11
Renunciation of benefits
The Cedent

renounces, to

the extent

permitted under

any applicable

law, the benefits

of each
of the

legal exceptions

of excussion,

division, revision

of accounts,

no value

received,
errore
calculi , non causa debiti , non numeratae pecuniae

and cession of actions, and declares

that
it understands the meaning

of each such legal

exception and the effect

of such renunciation.
20.12
Independent advice
Each of

the Cedent

and the

Term/RCF Borrower acknowledges

that it

has been

free to

secure
independent legal and other advice

as to the nature and effect of

all of the provisions of this
Agreement and that

it has either

taken such independent

legal and other

advice or dispensed
with

the

necessity

of

doing

so.

Further,

the

Cedent

and

the

Term/RCF

Borrower
acknowledge

that

all

of

the

provisions

of

this

Agreement

and

the

restrictions

therein
contained are part of the overall intention of the Parties in connection with this Agreement.
20.13
Counterparts

This Agreement

may be

executed in

any number

of counterparts,

and this

has the

same effect
as if the signatures on the counterparts were on a single copy of this Agreement.
21
GOVERNING LAW
This

Agreement and

any

non-contractual obligations

arising

out

of

or

in

connection

with

it

is
governed by South African law.
22
JURISDICTION
22.1
The Parties

hereby irrevocably

and unconditionally

consent to

the non-exclusive

jurisdiction
of

the

High

Court

of

South

Africa

(Gauteng

Local

Division,

Johannesburg)

(or

any
successor to that division) in regard to all matters arising from this Agreement (including a dispute

relating

to

the

existence,

validity

or

termination

of

this

Agreement

or

any

non-
contractual obligation arising out of or in connection with this Agreement) ( Dispute ).
22.2
The Parties

agree that

the courts

of South

Africa are

the most

appropriate and convenient
courts to settle Disputes.

The Parties agree not to argue to the contrary and waive

objection
to this court

on the grounds of

inconvenient forum or otherwise

in relation to

proceedings
in connection with this Agreement.
22.3
Clause
22

(
Jurisdiction
)

is for the benefit of the Debt Guarantor and the Facility Agent. As a result,

neither the Debt

Guarantor nor the

Facility Agent shall

be prevented from

taking
proceedings relating to a Dispute

in any other court with

jurisdiction. To the extent allowed
by law, the Debt Guarantor and the Facility Agent may take concurrent proceedings in any number of jurisdictions.

ANNEXURE

A

- FORM OF RESOLUTION
RESOLUTIONS PASSED BY THE WRITTEN CONSENT OF THE [SOLE] DIRECTOR[S]
OF LESAKA TECHNOLOGIES PROPRIETARY LIMITED (REGISTRATION NUMBER
2002/031446/07)

(the "Company")
WHEREAS –
Lesaka

Technologies,

Inc

(
Cedent
)

has

concluded

or

will

conclude

a

written

pledge

and

cession

in
security

(as

amended,

restated,

supplemented

and/or

replaced

from

time

to

time)

(the
Pledge

and
Cession in Security ) with, inter alios
, Bowwood and

Main No 408

(RF) Proprietary Limited

(the
Debt
Guarantor
) and FirstRand

Bank Limited (acting through

its Rand Merchant Bank

division) (as facility
agent).
Unless otherwise defined herein, words and expressions defined in the Pledge and Cession in Security have the meaning when used herein.
Under

the

Pledge

and

Cession

in

Security,

the

Cedent,
inter

alia,
pledges

the

Shares

and

cedes
in
securitatem debiti

the Shareholder & Group Claims,

to the Debt Guarantor.

RESOLVED THAT

-
1
RESOLUTION 1
The Company notes and gives its consent to the pledge and cession in security of the Shares and
Shareholder &

Group Claims,

as applicable,

by the Cedent

to and

in favour

of the

Debt Guarantor.
2
RESOLUTION 2
The Company consents to any

transfer of the Shares

and Shareholder & Group Claims

pursuant
to any enforcement by the Debt Guarantor of its rights under the Pledge and Cession in Security.
3
RESOLUTION 3
Any director of the Company is hereby authorised to sign any document necessary to give effect to resolution number 1 and resolution 2 above.
[signatures of all directors]

ANNEXURE

B

- NOTICE TO BANK
To
:

FirstRand Bank Limited
(the Bank or

you
)
[ Insert email address and Attention ]
From
:

Lesaka Technologies, Inc (the
Cedent )
[ Insert email address and Attention ]
And
:

Bowwood and Main No 408 (RF) Proprietary Limited (the
Debt Guarantor )
[ Insert Address and Attention
]

Copy
:

FirstRand Bank

Limited (acting

through its

Rand Merchant

Bank division)

(the
Facility
Agent )
[ Insert Address and Attention ]

20

Dear all
Notice of cession in securitatem debiti
1
We

refer

to

the

written

pledge

and

cession

in

security

agreement

(as

amended,

restated,
supplemented and/or replaced from time to time) concluded between, inter alios , the Cedent and the Debt Guarantor ( Pledge and Cession in Security ).
2
In this notice,

words and expressions

defined in the

Pledge and Cession

in Security have

the same
meaning where used in this notice.

3
This notice

constitutes notice

from the

Cedent and

the Debt

Guarantor to

you that

under the

Pledge
and

Cession

in

Security

the

Cedent

has

ceded
in

securitatem

debiti,
in

favour

of

the

Debt
Guarantor, inter alia
, all of

its rights and

interests in and

to the bank

account that it

maintains with
you

under

the

following

account

number

[●]

(including

all

its

claims

in

respect

of

amounts
standing to the credit of such bank account from time to time) (the " Secured Account ").
4
The Cedent hereby irrevocably instructs and authorises you

to disclose to the Debt Guarantor

or
the

Facility Agent

any information

relating to

the Secured

Account requested

from you

by the
Debt Guarantor or the Facility Agent.
5
The Cedent

hereby irrevocably instructs

and authorises you

with effect

from the

date on

which
the Debt

Guarantor notifies

you in

writing that

an Event

of Default

has occurred

and is

continuing,
and thereafter until otherwise notified by the Debt Guarantor, to –

5.1
comply with the terms of any

written notice or instruction relating to

the Secured Account
received by you

from the Debt

Guarantor or the

Facility Agent (acting

on behalf of

or for
the benefit of the Debt Guarantor);
5.2
hold

all

sums

standing

to

the

credit

of

the

Secured

Account

to

the

order

of

the

Debt
Guarantor;
5.3
pay or release any

sum standing to

the credit of the

Secured Account in

accordance with the
written instructions of the Debt

Guarantor or the Facility Agent (acting

on behalf of or for
the benefit of the Debt Guarantor); and
5.4
pay

all

sums

received

by you

for

the

account

of

the

Cedent

to

the

credit

of

the

Secured
Account with you.
6
The Cedent acknowledges

that you may

comply with the

instructions in this

notice without any
further permission from us

and without any

enquiry by you as

to the justification for

or validity
of any request, notice or instruction.
7
The instructions in this notice may

not be revoked or amended without

the prior written consent
of the

Facility Agent

(acting on

behalf of

or for

the benefit

of the

Debt Guarantor)

or the

Debt
Guarantor.
8
This notice and

any non-contractual obligations

arising out of

or in connection

with it is governed
by the laws of South Africa.
Please send a signed version of the acknowledgement attached as schedule 1 of this notice confirming
your agreement to the above.

Yours

faithfully,
For and on behalf of Lesaka Technologies, Inc

(as
Cedent )
Signature
Name of Signatory
Designation of Signatory
For and on behalf of Bowwood and Main No 408
(RF) Proprietary Limited (as Debt Guarantor )
Signature
Name of Signatory
Designation of Signatory

Schedule 1: Form of acknowledgement
PRIVATE

AND CONFIDENTIAL
The Cedent:

The Cessionary:

Date: _____________
Dear Sirs
NOTICE IN RESPECT OF CESSION IN SECURITY ("NOTICE")
1.
We, [RELEVANT

BANK], acknowledge receipt of, and refer to, the following

documents:
1.1
the

written

agreement

titled

"
Pledge

and

Cession

in

Security

Agreement
"

(the
Cession

in
Security
) executed by

[●] (Registration Number

[●]) (the
Cedent
) dated [●]

202___ in favour
of [●]

(Registration number

[●]) (the
Cessionary
) in

terms of

which,
inter alia
, the

Cedent agreed
to cede in securitatem debiti

in favour of the Cessionary all of

its rights, title and interests in and
to the bank

accounts listed

in Schedule 1

hereto (
Known Bank Accounts
) and held

by them with
[
RELEVANT

BANK
], from

time to

time (
Future Bank

Accounts
) (the

Known Bank Accounts
and the Future Bank accounts collectively referred to as the Bank Accounts ); and
1.2
the written notification in respect of the Cession in Security from the Cedent to [
RELEVANT
BANK ], dated [●] 202___ (the Cedent’s Notice ).
2.

Unless specifically

defined in this

Notice, terms

and expressions defined

in the Cession

in Security
shall

bear

the

same

meaning

when

used

herein.

For

the

sake

of

clarity,

notwithstanding

the
definition of the “ Secured Property ” in the Cession in Security, the provisions of this Notice shall only apply in respect of the Bank Accounts.
3.

[RELEVANT

BANK],

hereby

consents

to

the

cession

of

the

Bank

Accounts

in

terms

of

the
Cession in Security,

subject to the terms of this Notice. Subject to

paragraphs 4 and 5 below,

and
following delivery

of a

written notification

purportedly from

the Cessionary

substantially in

the
form of Schedule 2 hereto, in terms of

which, amongst other things, the Cessionary confirms that
it has

become entitled

to enforce

its rights

under the

Cession in

Security (the
Enforcement Notice ),
[RELEVANT

BANK], undertakes:
3.1

in respect

of the

Known Bank

Accounts by

0h00 (midnight)

on the

date that

falls 1

(one) Business
Day (being a

day which is

not a

Saturday,

Sunday or official

public holiday in

the Republic of
South Africa) (Business Day) following the date of receipt of the Enforcement

Notice; and

3.2

in respect

of the

Future Bank

Accounts, by

0h00 (midnight)

on the

date that

falls 2

(two) Business
Days following the date of receipt of the Enforcement Notice,

(the date and time of

the expiration of the above periods referred

to as the
Enforcement Date ),
to:

3.3

comply with the

terms of any

written notice or

instruction relating

to the Bank

Accounts received
from the Cessionary;
3.4

only

permit

withdrawals

from

the

Bank

Accounts

with

the

prior

written

consent

of

the
Cessionary;
3.5

hold all sums standing to the credit of the Bank Accounts to the order of the Cessionary;
3.6

subject

to

clause

5.12,

provide

the

Cessionary

with

such

information

concerning

the

Bank
Accounts as the Cessionary may from time to time require; and

3.7

pay

the

Final

Balance (as

such

term

is

defined in

paragraph 5.10

below)

to

the

bank

account
stipulated in writing by the Cessionary for such purpose.
4.

The

Cessionary

hereby

undertakes

to

address

the

Enforcement

Notice

to

the

following
[ RELEVANT BANK ], representatives at the following email addresses:
4.1

[RELEVANT

BANK], Corporate Legal – [
INSERT NAME AND EMAIL ADDRESS];
4.2

Relationship Manager in respect of the Cedent, [
INSERT NAME AND EMAIL ADDRESS ];
4.3

Relationship Analyst in respect of the Cedent, [
INSERT NAME AND EMAIL ADDRESS ];
4.4

Credit Evaluation Manager in respect of the Cedent, [
INSERT NAME AND EMAIL ADDRESS ];
or any

other person

occupying such

role/s on

the date

of the

Enforcement Notice, as

advised by
[ RELEVANT BANK
], in writing to

the Cessionary in terms of

paragraph 6.8 below,

on request of
the

Cessionary,

and

to

deliver

same

in

original

duplicate

form

to

[RELEVANT

BANK],

’s
domicilium address

as specified

below,

including to

[RELEVANT

BANK], ’s

Sandton address.
The requirement

to deliver

an Enforcement

Notice to

the persons

at the

addresses set

out in

this
Notice, is

a requirement

for the

benefit of

[RELEVANT

BANK], only.

[RELEVANT

BANK],
shall be entitled to waive

strict conformance with the

aforegoing, in its sole discretion

and without
notice to the Cessionary and/or Cedent.
5.

[RELEVANT

BANK], the Cedent and the

Cessionary (individually, a

Party and collectively,

the
Parties) hereby agree and confirm that:
5.1

[RELEVANT

BANK], shall not

be required to

verify whether or

not the Cessionary

is entitled
to enforce its rights under the Cession in Security;
5.2

the Cedent, by

its signature

hereto, expressly

consents to

the provision

by [RELEVANT BANK],
of all

such information

as may

be required

in respect

of the

Bank Accounts

to the

Cessionary
with effect from the date of signature

of this Notice by the Cedent

and the Cedent hereby waives
any right of confidentiality (if any)

to which it would otherwise

have been entitled to in respect
of

any

disclosure

of

any

statement,

notice

or

information

by

[RELEVANT

BANK],

to

the
Cessionary in terms hereof;
5.3

[RELEVANT

BANK],

shall

not

be

required

to

determine

the

lawfulness

or

validity

of

the
Enforcement

Notice,

the

correctness

thereof

or

whether

the

Enforcement

Notice

has

been
properly authorized or signed by the Cessionary;
5.4

[RELEVANT

BANK], shall not be required to act on or comply with the Enforcement Notice if
doing

so

would

be

in

contravention

of

any

law,

regulation

or

requirement

of

any

judicial,
governmental, supervisory

or regulatory

body,

court of

law or

legal process,

it being

recorded
that if the

aforegoing is applicable

at the time

of receiving an

Enforcement Notice, [RELEVANT
BANK], shall notify the Cessionary accordingly;
5.5

it is recorded that by operation

of law,

[RELEVANT

BANK], will suspend the operation of the
Bank Accounts upon it becoming aware that any

business rescue proceedings have commenced
in respect of the

Cedent, or that an

application for the liquidation (whether

provisional or final)
of the

Cedent, has

been lodged

and such

Bank Accounts

shall only

be operated

by and

on the
instructions of the business

rescue practitioner or the

liquidator (as applicable). If

the Cessionary

requests in

writing as

to whether

a particular

Bank Account

has been

suspended and

provides
[RELEVANT

BANK],

with

the

details

of

such

Bank

Account,

[RELEVANT

BANK],

shall
notify the Cessionary accordingly;
5.6

[RELEVANT

BANK], shall not be required to

act on or comply with

the Enforcement Notice in
relation to (i) the

transfer of Final Balances/s

into an account nominated

by the Cessionary or

(ii)
the

suspension

of

the

Bank

Accounts

on

or

after

the

date

on

which

any

business

rescue
proceedings

have

commenced

in

respect

of

the

Cedent,

or

an

application

for

the

liquidation
(whether provisional or

final) of the

Cedent has been

lodged unless, (i)

[RELEVANT

BANK],
receives consent from the business rescue practitioner of the Cedent, or

(ii) it is instructed to do
so by the business rescue practitioner

or the liquidator or (iii) it is

instructed to do so by a

court
order;
5.7

the Cedent

undertakes to

inform all

the relevant

individuals listed

in paragraph

4 above,

if the
Cedent becomes subject to liquidation proceedings;
5.8

[RELEVANT

BANK], shall

not be

obliged to

voluntarily become party

and/or to

join itself

to
any claim or

dispute of any nature

which any party (including,

inter alia, the

Cedent and/or the
Cessionary) may allege;
5.9

notwithstanding

any

other

provision

hereof,

the

Cedent

and

the

Cessionary

hereby

further
acknowledge and agree

that, prior to

the Enforcement Date,

[RELEVANT BANK], is not able to
control the flow

of funds into

or out of

the Bank Accounts

due to the

transactional nature thereof.
As such,

[RELEVANT BANK], is not

able to

guarantee and/or

give the

Cessionary any

assurance
as to

the amount

of funds

available in

the Bank

Accounts to

be recovered

by the

Cessionary under
the

Cession in

Security; accordingly,

[RELEVANT

BANK], shall

not,

at

any time

before the
Enforcement Date,

be obliged

to load a

pledge indicator

on the Bank

Accounts, or

otherwise treat
the rights to

the balances from

time to time

on such accounts

as having been

ceded in terms

of
the Cession in Security;
5.10

in the event that [RELEVANT

BANK], suspends the operation of the Bank Accounts following receipt of an

Enforcement Notice, [RELEVANT

BANK], will

only be in

a position to

confirm
the final balance

of the Bank

Accounts, on the

Enforcement Date (Final

Balance), which Final
Balance will remain subject

to correction, late entries and

is further subject to the

provisions of
paragraph 5.19, 5.20 and 5.21;

5.11

the Cessionary undertakes in favour of [RELEVANT

BANK], that it shall not cede

its rights or
delegate

its

obligations

under

the

Cession

in

Security

to

any

other

party

unless,

prior

to,

or
simultaneously with such cession, delegation or

transfer, the new Cessionary has acceded to this
Notice by delivering to the

Parties an accession undertaking

substantially in the form

attached as
Schedule 3 hereto. The Cedent hereby agrees to such accession under this

Notice;
5.12

as

soon

as

practicably

possible

after

receipt

of

a

written

notification

purportedly

from

the
Cessionary

substantially

in

the

form

of

Schedule

4

hereto,

in

terms

of

which

the

Cessionary
requests

certain

information

in

relation

to

the

Known

Bank

Accounts

(Information

Notice)
[RELEVANT

BANK],

shall

provide

the

Cessionary,

with

such

information

concerning

the
Known Bank Accounts as

the Cessionary may from

time to time

require under the Information
Notice;

5.13

[RELEVANT

BANK], shall, as soon as practicably

possible following receipt of an

Information
Notice

to

this effect

from the

Cessionary,

notify the

Cessionary of

the

closure of

any Known
Bank Accounts it

is aware of

as at the

date of receipt

of the Information

Notice to this

effect from
the Cessionary;
5.14

the

Cedents

and

the

Cessionary,

undertake

to

promptly

provide

[RELEVANT

BANK],

with
written notification of the termination or cancellation of the Cession in Security;

5.15

after the Enforcement Date,

[RELEVANT BANK], will not act on any instruction

received from
the Cedent in respect of the

Bank Accounts unless [RELEVANT BANK], has obtained the prior consent of

the Cessionary

and [RELEVANT

BANK], shall

advise the

Cessionary if

any third
party seeks to enforce any rights against the Bank Accounts;
5.16

subsequent to the delivery

of the Enforcement Notice,

the Cessionary undertakes to

do all such
things and

provide all

such documents

as may

be required

by [RELEVANT

BANK], in

order
that [RELEVANT BANK], complies with all applicable legislative and regulatory requirements,
including, without limitation, any “Know Your Client” requirements;
5.17

the

Cedent

and

the

Cessionary

hereby

waive

any

claims

they

may

have

or

obtain

against
[RELEVANT BANK], arising directly or indirectly from any

losses or damages which

they may
suffer

as

a

result

of

[RELEVANT

BANK],

acting

in

terms

of

the

Enforcement

Notice

or
Information Notice, unless [RELEVANT BANK], has acted with gross negligence and/or wilful
default;
5.18

the

Cedent

hereby

indemnifies

[RELEVANT

BANK],

in

respect

of

any

claims,

demands

or
actions

made

against

[RELEVANT

BANK],

or

losses,

damages

expenses

and/or

legal

costs
(including on

a scale

of attorney-own-client) suffered

by [RELEVANT

BANK], in

connection
with

this

Notice

and/or

or

the

delivery

of

an

Enforcement

Notice

or

Information

Notice

and
[RELEVANT

BANK], ’s

actioning of

such Enforcement

Notice or

Information Notice,

unless
[RELEVANT

BANK], has acted with gross negligence, fraud or wilful default;

5.19

notwithstanding any provision hereof, [RELEVANT BANK], reserves the right to:
5.19.1

close, cancel or suspend the operation of the Bank Accounts; and/or
5.19.2

include

the

Bank

Accounts on

any

of

its

cash

management services

(the

Service/s) and

to
accordingly

exercise

its

rights

to

the

operation

of

automatic

set-off

and/or

its

rights

of
combination of accounts, up until the Enforcement Date;

5.20

the rights of the Cessionary

will be subject to the

provisions of this Notice

and specifically to the
automatic

set-off

which

will

operate

in

respect

of

the

balances

on

the

Bank

Accounts

in
accordance with the Service/s and/or in terms of law, up until the Enforcement Date;

5.21

to the extent that:
5.21.1

the

Bank

Accounts

form

part

of

any

contractual

netting

arrangement,

cash

management
scheme

or

similar

arrangement

(Arrangement),

[RELEVANT

BANK],

will

take

action

to
remove the

Bank Accounts

from the

Arrangement following

the receipt

of an

Enforcement
Notice and be entitled to

debit the Bank Accounts in respect

of any amounts due under

such
Arrangement until their removal from any Arrangement is effected;
5.21.2

there are any

debit orders, salary

files, pre-loaded payment

runs or other

post-dated debits

that
are automated and have, or will ,be processed, including those which may not yet be debited
to the Bank Accounts, [RELEVANT BANK], will despite service of the Enforcement Action
be entitled to permit these payments to run and honour these debits;

and

both

of

the

Cedent

and the

Cessionary herby

indemnify

[RELEVANT

BANK], and

hold
[RELEVANT

BANK],

harmless

in

respect

of

all

claims,

demands

or

actions

made

against
[RELEVANT

BANK], or

losses, damages expenses

and/or legal costs

(including on

a scale

of
attorney-own-client)

suffered

by

[RELEVANT

BANK],

in

connection

with

[RELEVANT
BANK], acting in accordance with this clause;
5.22

[RELEVANT

BANK], shall

be entitled,

but not

obliged, from

time to

time to

amend, vary

or
alter, by written notice to

each of the Cedents

and the Cessionary

at the domicilium

addresses set
out in this Notice, the details in paragraph 4 above;

5.23

other than what is

stipulated herein, [RELEVANT BANK], makes no undertaking

whatsoever in
relation

to

the

Bank

Accounts,

the

Enforcement

Notice,

the

Information

Notice

and/or

the
Cession in Security; and
5.24

[RELEVANT

BANK], does not confirm the validity or otherwise of the Cession in Security.

6.

General
6.1

Limitation of Liability
Notwithstanding anything to the contrary contained in this Notice, the Parties shall not be liable to each other for any indirect or consequential loss or damage, including without limitation, loss
of

profit,

revenue,

anticipated

savings,

business

transactions

or

goodwill

or

other

contracts
whether arising from negligence or breach of contract.

6.2

Certificate
A

certificate

signed

by

any

manager

or

director

of

[RELEVANT

BANK],

(whose

authority,
qualification

or

appointment

need

not

be

proved)

setting

out

the

Final

Balance

or

any

other
amount

in

respect

of

the

Bank

Accounts,

the

rates

of

interest

or

any

other

fact,

shall,

upon
presentation, be prima facie proof of the facts contained therein.
6.3

Governing Law
The

laws

of

the

Republic

of

South

Africa

shall

govern

the

validity,

interpretation

and
performance of this Notice and the courts of South Africa shall have sole jurisdiction.
6.4

Severability
The invalidity, illegality

or unenforceability

of any

of the

provisions of

this Notice

shall not

affect
the validity, legality and enforceability of the remaining provisions of this Notice.
6.5

No Waiver
The failure of either Party to

insist upon the strict performance

of any provision of this

Notice or
to exercise

any right,

power or

remedy consequent

upon a

breach hereof

shall not

constitute a
waiver by such Party to require strict and punctual compliance with each and every provision of this Notice.
6.6

Entire Agreement and Variation
6.6.1

This Notice embodies the entire agreement between the Parties in relation to the consent and acknowledgement of

[RELEVANT BANK], of the Cession

in Security

of the Bank

Accounts.
6.6.2

In

this

Notice, words

importing the

singular shall

include the

plural and

vice versa,

words
importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing natural persons shall include legal persons and vice versa.
6.6.3

No amendment

or variation

of any

of the

provisions of

this Notice

shall be

of any

force or
effect unless reduced

to writing and

signed by all

the Parties. This

requirement will only

be
satisfied

if

such

amendment

or

variation

is

made

in

a

written,

paper

based

form.

The
provisions of the Electronic Communications and Transactions Act 25 of 2002 are expressly excluded from this paragraph 6.6.
6.7

Consent to Jurisdiction
The Parties hereby consent

to the non-exclusive

jurisdiction of the High

Court of South Africa

in
respect of any proceedings in connection with this Notice.
6.8

Notices and Domicilium
6.8.1

The

Parties

choose

as

their

domicilium citandi

et

executandi

(address

for

purpose

of

legal
proceedings and legal notices) their respective addresses set out in paragraph

6.8.2 below, at

which addresses all processes and notices arising out of or in connection with this Notice, its breach or termination shall be served upon or delivered to the Parties.
6.8.2

For the purpose of this Notice, the Parties' domicilium citandi et executandi is:

6.8.2.1

as regards [RELEVANT

BANK],

Attention:

[●]
With a copy to be sent to:

[●]
6.8.2.2

as regards the Cedent:
Attention:

[insert]
[insert full address including street name, area and area code]
Email:

[●];
6.8.2.3

as regards the Cessionary:
Attention:

[insert]
[insert full address including street name, area and area code]
Email:

[●];
or at

such other

physical address,

not being

a post

office box

or poste

restante, of

which the
Party concerned may notify the others in writing.
6.8.3

Any notice given in terms of this Notice shall be in writing and shall

-
6.8.3.1

if

delivered by

hand be

deemed to

have been

duly

received by

the

addressee on

the

first
Business Day after the date of delivery;
6.8.3.2

if posted

by prepaid registered

post be

deemed to

have been received

by the

addressee on
the 8th Business Day following the date of such posting;
6.8.3.3

if transmitted by facsimile be deemed to have been received by the addressee one Business
Day after the date of despatch;
6.8.3.4

if

sent

electronically,

shall

be

deemed

to

have

been

received

on

the

first

Business

Day
following the

successful transmission

thereof as

evidenced by

the electronic

confirmation
of receipt (unless the contrary is proven).

6.8.4

It is recorded for

the avoidance of doubt

that a legal notice

sent by a Party

shall not be regarded
as valid legal notice, if sent electronically in terms of this paragraph

6.8.3.4.
6.8.5

Notwithstanding anything

to

the

contrary contained

or implied

in

this

Notice, but

subject to
paragraph 6.8.4

above and

paragraph 6.9

below,

a written

notice or

communication actually
received by one

of the Parties

from another including

by way of

email or facsimile

transmission
shall be adequate written notice or communication to such Party.
6.9

Fax and Email Indemnity
6.9.1

The Cedent and Cessionary:
6.9.1.1

acknowledge that it is

not practical for [RELEVANT

BANK], to establish the

authenticity
of instructions that, on the face of such document(s), purports to emanate from a Cedent

or
the

Cessionary

in

terms

of

this

Notice

(“Instructions”),

that

is

to

establish

whether

such
Instructions are

fraudulent, authentic

or

duly

authorised or

whether the

Instructions were
signed by duly authorised representatives;
6.9.1.2

agree

that

[RELEVANT

BANK],

is

not

to

be

held

liable

for

Instructions

which

are
fraudulent,

unauthentic,

unauthorised

or

signed

by

unauthorised

representatives

(“Fraudulent or

Unauthorised Instructions”),

any errors

or delays

in transmissions,

or any
misinterpretation on receipt of an Instruction; and
6.9.1.3

waive any rights that it may have or obtain now or in future against [RELEVANT BANK], arising directly

or indirectly from

any losses

or damages

which any of

the Cedents and/or
Cessionary

may

suffer

as

a

result

of

[RELEVANT

BANK],

acting

or

declining

to

act
(wholly or

in part)

on any

Fraudulent or

Unauthorised Instruction

(save for

instances of

gross
negligence and

wilful default),

and each

of the

Cedent and

the Cessionary, hereby

indemnify
[RELEVANT

BANK],

in

respect

of

any

claims,

demands

or

actions

made

against
[RELEVANT

BANK], or losses or damages suffered by [RELEVANT

BANK], because it
so acted or declined to act, excluding losses arising solely and exclusively from the proven
unlawful,

grossly

negligent

or

fraudulent

acts

of

[RELEVANT

BANK],

and/or

its
employees.
6.10

Counterparts
This Notice may

be signed in

counterparts and the

copies signed in

counterpart shall constitute
the agreement between the Parties.

7.

Save

as

specifically

contemplated

in

this

Notice,

this

Notice

is

given

without

prejudice

to
[RELEVANT BANK], or any

of its

rights, and

[RELEVANT BANK], hereby reserves

all its

rights
in respect of the Bank Accounts.

8.

Kindly confirm

your acceptance

of the

terms and

conditions of

this Notice

by signing

and returning
an originally signed copy to us within 30 days from the date of this Notice.

9.

If we do not receive

the originally signed copy

from both the Cedent

and the Cessionary within

30
(thirty) days of the date of this Notice then:
9.1

according to the

terms of our

agreements with the

Cedent, the Cedent

may not cede

or transfer
any

of

its

rights

or

obligations

(duties)

in

connection

with

their

bank

accounts

held

with

us
without our prior written consent; and
9.2

we do not consent to the cession as requested; and
9.3

we

will

not

be

acting

in

accordance

with

the

request in

the

cession

notice

or

any

subsequent
requests in connection therewith; and
9.4

for the avoidance of doubt,

we will not be liable to

the Cessionary or the Cedent

in respect of the
cession contemplated in this

Notice and will continue

to conduct our relations

with the Cedent in
accordance with the ordinary banker/client relationship.
[ TO BE SIGNED BY ACCOUNT BANK ]
SIGNED

AT

____________________

ON

THE

___________

DAY

OF
_________________________________ 202___
For and on behalf of [RELEVANT BANK], ACTING THROUGH ITS [●] DIVISION

Signature

________________________

Full Names

________________________

Designation

________________________

SIGNED

AT

____________________

ON

THE

___________

DAY

OF
__________________________________ 202__
For and on behalf of [RELEVANT BANK], ACTING THROUGH ITS [●] DIVISION

Signature

________________________

Full Names

________________________

Designation

________________________

SCHEDULE 1
BANK ACCOUNTS
NAME OF ACCOUNT [RELEVANT BANK], ACCOUNT NUMBER

SCHEDULE 2
SPECIMEN

ENFORCEMENT

NOTICE

TO

BE

PLACED

ON

CESSIONARY’S
LETTERHEAD
Attention:

With a copy to be sent to each Cedent specified in the Notice
Date:
Dear Sirs
ENFORCEMENT NOTICE

We,

_______________ (“the
Cessionary
”)

refer

to

the

Notice

in

respect

of

the

Cession

in

Security
provided

to

(“[RELEVANT

BANK],”)

by____________

(the
Cedent
)

and

the

Cessionary

dated
____________ (“the Notice
”).

Unless specifically

defined in

this Enforcement

Notice, terms

and expressions

defined in

the Notice
shall bear the same meaning when used herein.
The Cessionary hereby confirms that it is entitled to enforce its rights under the Cession in

Security in
respect of Bank

Accounts listed in the table

below, and

as well as all

other bank accounts held

by the
Cedent with the Bank as at the date of response to this Enforcement Notice.
Accordingly,

this

letter

serves

as

a

formal

Enforcement

Notice

by

the

Cessionary

to

[RELEVANT
BANK], as is contemplated in the Notice, in respect of the Bank

Accounts.

(*please select the appropriate option/s)

*Option 1
The Cessionary hereby requests [RELEVANT BANK], to provide it with the following information in respect of the Known Bank Accounts which are listed below:

[●]

[●]
as well

as all other

bank accounts held

by the Cedent

with the Bank

as at the

date of response

to this
Enforcement Notice:
[insert information]

AND/OR
*Option 2
The Cessionary hereby requests [RELEVANT

BANK], to confirm the Final

Balance in respect of the
Bank Accounts which

are listed below

as well as

all other bank accounts

held by the

Cedent with the
Bank as at the date of response to this Enforcement Notice.
AND/OR
*Option 3
The Cessionary

hereby requests

[RELEVANT

BANK], to

suspend the

operation of,

and confirm

the
Final Balances of,

the Bank

Accounts which are

listed below as

well all

other bank accounts

held by
the Cedent with the Bank as at the date of response to this Enforcement

Notice.
The

Cessionary

further

requests

[RELEVANT

BANK],

to

transfer

the

Final

Balance/s

into

account
number

___________ (“the

Cessionary’s

Account”) on

or

before the

________ day

of

______ 20_,
subject to paragraph 5.10 of the Notice.

Name of Account

[RELEVANT

BANK]

Account Number

[●]
Final Balance

[●]
Kindly

acknowledge

receipt

of

this

Enforcement

Notice

by

replying

to

the

following

email
address_________.

Yours

Faithfully
Signed at ______________on the _____________day of ________________20___
___________________
Cessionary’s Authorised Signatory 1

Name:

___________________
Capacity:

___________________
Signature:

___________________

___________________
Cessionary’s Authorised Signatory 2
Name:

___________________
Capacity:

___________________
Signature:

__________________

SCHEDULE 3
SPECIMEN

ACCESSION

UNDERTAKING

TO

BE

PLACED

ON

NEW

CESSIONARY’S
LETTERHEAD
Attention:

With a copy to be sent to each Cedent specified in the Notice
Date:
Dear Sirs
ACCESSION UNDERTAKING
We,

_______________ (the
New Cessionary ) refer to the Notice in respect of the Cession in Security provided

by

([RELEVANT

BANK],

)

to

____________ (the
Cedent
)

and

the

_____________

(the
Transferring Cessionary ) dated ____________ (the Notice
).

Unless specifically defined in this

accession undertaking, terms and expressions defined

in the Notice
shall bear the same meaning when used herein.
The Transferring

Cessionary,

by its

signature hereto,

hereby confirms

that it

has ceded,

delegated or
otherwise transferred its rights under the Cession in Security and Notice to the New Cessionary.
The New Cessionary hereby

confirms that it has accepted

the rights and obligations

of the Transferring
Cessionary under the Cession in

Security and the Notice. Accordingly, with effect from

the date of this
accession undertaking, all references to

the “Cessionary” under the Notice

shall be deemed to refer

to
the New Cessionary.
Kindly

acknowledge

receipt

of

this

Enforcement

Notice

by

replying

to

the

following

email
address_________.

Yours

Faithfully
Signed at ______________on the _____________day of ________________20___
______________________________
New Cessionary’s Authorized Signatory 1

Name:

___________________
Capacity:

___________________
Signature:

___________________
______________________________
New Cessionary’s Authorized Signatory 2
Name:

___________________
Capacity:

___________________
Signature:

___________________
______________________________
Transferring Cessionary’s Authorized Signatory 1

Name:

___________________
Capacity:

___________________
Signature:

___________________
______________________________
Transferring Cessionary’s Authorized Signatory 2
Name:

___________________
Capacity:

___________________
Signature:

___________________

SCHEDULE 4
SPECIMEN INFORMATION NOTICE

TO BE

PLACED ON

CESSIONARY’S LETTERHEAD
Attention:

With a copy to be sent to each Cedent specified in the Notice
Date: ____________
Dear Sirs
INFORMATION NOTICE

We,

_______________ (“the
Cessionary
”)

refer

to

the

Notice

in

respect

of

the

Cession

in

Security
provided

by

(“[RELEVANT

BANK],”)

to

____________

(the
Cedent
)

and

the

Cessionary

dated
____________ (“the Notice
”).

Unless specifically

defined in

this Information

Notice, terms

and expressions

defined in

the Notice

shall
bear the same meaning when used herein.
The Cessionary hereby confirms that it is entitled to enforce its rights under the Cession in

Security in
respect of Bank

Accounts listed in the table

below, and

as well as all

other bank accounts held

by the
Cedent with the Bank as at the date of response to this Information Notice.
Accordingly,

this

letter

serves

as

a

formal

Information

Notice

by

the

Cessionary

to

[RELEVANT
BANK], as is contemplated in the Notice, in respect of the Bank

Accounts.

The Cessionary hereby requests [RELEVANT BANK], to provide it with the following information in respect of the Known Bank Accounts which are listed below:

Name of Account

[RELEVANT

BANK]
Account Number

[●]

as well as the

all other bank accounts

held by the Cedent

with the Bank as

at the date of

response to this
Enforcement Notice:
[insert information requested]

Kindly

acknowledge

receipt

of

this

Information

Notice

by

replying

to

the

following

email
address_________.

Yours

Faithfully
Signed at ______________on the _____________day of ________________20___
___________________
Cessionary’s Authorised Signatory 1

Name:

___________________
Capacity:

___________________
Signature:

___________________
___________________
Cessionary’s Authorised Signatory 2
Name:

___________________
Capacity:

___________________
Signature:

___________________

1
SIGNATURE PAGES
Signed at Parkhurst

on 27 February

2025

for
LESAKA TECHNOLOGIES, INC.

(in its
capacity as Cedent )
/s/ Daniel Smith
Signature
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation of Signatory

2
Signed at CAPE TOWN

on 27 February

2025

for
LESAKA TECHNOLOGIES
PROPRIETARY LIMITED

(in its capacity
as obligors' agent

and
Term/RCF
Borrower )
/s/ Naeem Ebrahim Kola
Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

3
Signed at Woodmead

on 27 February

2025

for
BOWWOOD AND MAIN NO 408 (RF)
PROPRIETARY LIMITED

(in its capacity
as Debt Guarantor )
/s/ Phillemon Ledwaba
Signature
Phillemon Ledwaba
Name of Signatory
Duly Authorised
Designation of Signatory

4
Signed at Sandon

on 27 February

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)
(in its capacity as Facility Agent )
/s/ Kedy Mazibuko
Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni
Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory